Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the AOL Time Warner Savings Plan, the AOL Time Warner Thrift Plan and the TWC Savings Plan of our report dated July 20, 2000, with respect to the consolidated financial statements of America Online, Inc. included in its Annual Report (Form 10-K) for the year ended June 30, 2000, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

McLean, Virginia
January 8, 2001



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the AOL Time Warner Savings Plan, the AOL Time Warner Thrift Plan and the TWC Savings Plan of our reports dated February 2, 2000, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner Inc. ("Time Warner") and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P., included in Time Warner's Annual Report on Form 10-K, as amended, for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

New York, New York
January 8, 2001



                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the AOL Time Warner Savings Plan, the AOL Time Warner Thrift Plan and the TWC Savings Plan of our report dated June 23, 2000, with respect to the financial statements and schedule of the Time Warner Savings Plan included in Time Warner Inc.'s Annual Report on Form 11-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

New York, New York
January 8, 2001



                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the AOL Time Warner Savings Plan, the AOL Time Warner Thrift Plan and the TWC Savings Plan of our report dated June 23, 2000, with respect to the financial statements and schedule of the TWC Savings Plan included in Time Warner Inc.'s Annual Report on Form 11-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

New York, New York
January 8, 2001



                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the AOL Time Warner Savings Plan, the AOL Time Warner Thrift Plan and the TWC Savings Plan of our report dated June 23, 2000, with respect to the financial statements and schedule of the Time Warner Thrift Plan included in Time Warner Inc.'s Annual Report on Form 11-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                            /s Ernst & Young LLP

New York, New York
January 8, 2001



                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the AOL Time Warner Savings Plan, the AOL Time Warner Thrift Plan and the TWC Savings Plan of our report dated June 9, 2000, with respect to the financial statements and schedule of the TWC Savings Plan included in Time Warner Inc.'s Annual Report on Form 11-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

New York, New York
January 8, 2001